Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

This FIRST AMENDMENT TO CREDIT AGREEMENT AND GUARANTY (this “Amendment”) is entered into as of October 16, 2023, by and among FRACTYL HEALTH, INC., a Delaware corporation (the “Borrower”), the lenders party hereto, and SYMBIOTIC CAPITAL AGENCY LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the parties hereto are parties to that certain Credit Agreement and Guaranty dated as of September 7, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Agreement”) by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time and the Administrative Agent.

WHEREAS, the Borrower has requested that the Majority Lenders and the Administrative Agent agree to make certain amendments to the Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, the parties agree as follows:

1. The following defined terms in Section 1.01 of the Agreement hereby are amended and restated as follows:

“Milestone” means that the Borrower shall have provided evidence satisfactory to Administrative Agent that (a) the Borrower has received Qualified Financing Proceeds of at least $40,000,000 during the period commencing as of the Closing Date and on or prior to February 15, 2024, (b) at least $10,000,000 of such $40,000,000 of Qualified Financing Proceeds were received by the Borrower on or prior to December 15, 2023, and (c) the Borrower has received Qualified Financing Proceeds of at least $100,000,000 (inclusive of such Qualified Financing Proceeds in clause (a) above) during the period commencing as of the Closing Date and prior to June 30, 2024.

“Qualified Equity Financing” means any primary equity financing, or series of financings (including, for the avoidance of doubt, an initial public offering of the Common Stock of Borrower which results in a listing of such Equity Interests on a Recognized Exchange and any subsequent equity financings pursuant to which the Borrower sells its Common Stock), after the Closing Date by the Borrower to a bona fide third party or third parties in which the Borrower issues Qualified Equity Interests.

2. Section 10.02 of the Agreement hereby is amended and restated as follows:

“10.02 Financing Milestone Covenant. Borrower shall have provided evidence satisfactory to the Administrative Agent that (a) the Borrower received Qualified Financing Proceeds of at least $40,000,000 during the period commencing on the Closing Date and ending on or prior to February 15, 2024, with at least $10,000,000 of such Qualified Financing Proceeds being received by the Borrower on or prior to December 15, 2023, and (b) the Borrower received Qualified Financing Proceeds of at least $100,000,000 (inclusive of such Qualified Financing Proceeds in clause (a) above) during the period commencing as of the Closing Date and prior to June 30, 2024.”

3. Exhibit E to the Agreement is replaced with Exhibit E attached hereto.

4. No course of dealing on the part of Administrative Agent, Lenders or their officers, nor any failure or delay in the exercise of any right by Administrative Agent or Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Administrative Agent’s or Lenders’ failure at any time to require strict performance by Borrower of any provision shall not affect any right of Administrative Agent or Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent or Lenders, as applicable.

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Administrative Agent or Lenders under the Agreement, as in effect prior to the date hereof. This Amendment shall be a Loan Document.

6. Borrower represents and warrants that (i) the representations and warranties of Borrower contained in the Agreement and in the other Loan Documents are true and correct in all material respects (unless such representations are already qualified by reference to materiality, Material Adverse Effect or similar language, in which case such representations and warranties shall be true and correct in all respects) on and as of the date of this Amendment, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date, and (ii) that no Event of Default has occurred and is continuing.

7. As a condition to the effectiveness of this Amendment, the Administrative Agent and the Majority Lenders shall have received, in form and substance satisfactory to the Administrative Agent and the Majority Lenders, the following:

(a) this Amendment, duly executed by Borrower;

(b) all fees, costs and expenses due and payable to each of the Administrative Agent and the Majority Lenders on or prior to the date of this Amendment and heretofore unpaid, including all reasonable costs and fees and all unpaid reasonable expenses of the Administrative Agent and the Majority Lender incurred in connection with the Amendment (including the Administrative Agent’s and the Majority Lender’s legal fees and expenses) in each case, to the extent invoiced (or as to which a good faith estimate has been provided to the Borrower) at least two (2) Business Days prior to the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Administrative Agent or Majority Lenders may reasonably deem necessary or appropriate to consummate the transaction contemplated herein.

8. This Amendment may be executed in any number of counterparts (including electronic imaging means), all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed signature page of this Amendment by electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

9. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction; provided that Section 5-1401 of the New York General Obligations Law shall apply.

10. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

FRACTYL HEALTH, INC.

By:	/s/ Lisa Davidson
Name: Lisa Davidson
Title: Chief Financial Officer and Treasurer

Address for Notices:
17 Hartwell Ave
Lexington, MA 02421
Attn: General Counsel
Phone:
Email:

With copies to:

Latham & Watkins LLP 200 Clarendon Street
Boston, MA 02116
Attn: Evan G. Smith
Phone:
Email:

[Signature Page to First Amendment to Credit Agreement and Guaranty]

ADMINISTRATIVE AGENT:

SYMBIOTIC CAPITAL AGENCY LLC

By:	/s/ Himani Bhalla
Name: Himani Bhalla
Title: Authorized Signatory

Address for Notices:
Symbiotic Capital Agency LLC, as Administrative Agent
Attn: Himani Bhalla
Email:

With copies to:

Cooley LLP 3175 Hanover Street
Palo Alto, CA 94304-1130
Attn: John Hale
Tel.:
Email:

[Signature Page to First Amendment to Credit Agreement and Guaranty]

MAJORITY LENDERS:

SYMBIOTIC CAPITAL OPPORTUNITIES HOLDING, L.P.

By:	/s/ Himani Bhalla
Name: Himani Bhalla
Title: Authorized Signatory

Address for Notices:
Symbiotic Capital Agency LLC, as Administrative Agent
Attn: Himani Bhalla
Email:

With copies to:

Cooley LLP 3175 Hanover Street
Palo Alto, CA 94304-1130
Attn: John Hale
Tel.:
Email:

[Signature Page to First Amendment to Credit Agreement and Guaranty]

EXHIBIT E

FORM OF COMPLIANCE CERTIFICATE

[DATE]

This certificate is delivered pursuant to Section 8.01(d) of the Credit Agreement and Guaranty, dated as of September 7, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among FRACTYL HEALTH, INC., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Symbiotic Capital Agency LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The undersigned, a duly authorized Responsible Officer of the Borrower having the name and title set forth below under his or her signature, hereby certifies (in his or her capacity as an officer of the Borrower and not in his or her individual capacity or with any personal liability), on behalf of the Borrower for the benefit of the Lenders and pursuant to Section 8.01(d) of the Credit Agreement that such Responsible Officer of the Borrower is familiar with the Credit Agreement and that, in accordance with each of the following sections of the Credit Agreement, each of the following is true on the date hereof:

[In accordance with Section 8.01[(b)/(c)] of the Credit Agreement, attached hereto as Annex A are the financial statements for the [fiscal quarter/fiscal year] ended [•] required to be delivered.] / [The financial statements for the [fiscal quarter/fiscal year] ended [•] required to be furnished pursuant to Section 8.01[(b)/(c)] of the Credit Agreement are publicly available on “EDGAR” or on the Borrower’s website.] Such financial statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as at the dates indicated therein and the results of operations of the Borrower and its Subsidiaries for the periods indicated therein and have been prepared in accordance with GAAP consistently applied [(subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes)]1[and shall be permissible to be subject to any “going concern” or like qualifications or exception or emphasis of matter of going concern footnote or any qualification or exception as to the scope of such audit]2.

1. [The Borrower is in compliance with the covenant contained in Section 10.02(b) of the Credit Agreement as of the date hereof, and attached hereto as Annex B is evidence (which shall be reasonably satisfactory to the Administrative Agent) that the Borrower is in compliance with the covenant set out in Section 10.02(b) of the Credit Agreement.] 3

2. No Default or Event of Default is continuing as of the date hereof[, except as provided for on Annex C attached hereto, which describes in detail the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event].

3. [Attached hereto as Annex D is an update to the information on Schedule 1 to the Security Agreement since the [Closing Date][last Quarterly Reporting Date (as defined in the Security Agreement)], required to be updated pursuant to Sections 5(e) (Location of Collateral), 5(k) (Inventory), and 5(l) (Notices, Reports, and Information) of the Security Agreement.]

[1]	Insert language in brackets only for quarterly certifications delivered pursuant to Section 8.01(b) of the Credit Agreement.
[2]	Insert language in brackets only for quarterly certifications delivered pursuant to Section 8.01(C) of the Credit Agreement.
[3]	Insert language in brackets only for certifications once the conditions of Section 10.02 of the Credit Agreement have been met, on or prior to June 30, 2024.

EXHIBIT E-1

4. [Attached hereto as Annex E is an update to the information on Schedule 2 to the Security Agreement since the [Closing Date][last Quarterly Reporting Date], required to be updated pursuant to Section 3(e)(ii) (Registered Intellectual Property Collateral) of the Security Agreement.]

5. [Attached hereto as Annex F is an update to the information on Schedule 3 to the Security Agreement since the [Closing Date][last Quarterly Reporting Date (as defined in the Security Agreement)], required to be updated pursuant to Sections 3(b) (Pledged Collateral) of the Security Agreement.]4

6. [Attached hereto as Annex G is a list of all Accounts of any Grantor (as defined in the Security Agreement) in an aggregate amount in excess of $250,000 per fiscal year arising from Contracts with the United States or any department, agency or instrumentality thereof, arising since the [Closing Date][last Quarterly Reporting Date], required to be updated pursuant to Section 5(i)(ii) of the Security Agreement.]

7. [Attached hereto as Annex H is a list of all new Material Agreements of any Obligor together with copies thereof, arising since the [Closing Date][last Quarterly Reporting Date].]

8. [In accordance with Section 8.01(d) of the Credit Agreement, attached hereto as Annex H are details of any material issues that are raised by auditors and any occurrence or existence of any event, circumstance, act or omission that would cause any representation or warranty contained in Section 7.07, Section 7.17 or Section 7.21 of the Credit Agreement to be incorrect in any material respect (or in any respect if such representation or warranty is qualified by materiality or by reference to Material Adverse Effect or Material Adverse Change (after giving effect to such qualifier)) if such representation or warranty were to be made at the time of delivery of this Compliance Certificate.]

[4]

To the extent any of the updated information includes certificates or instruments representing Pledged Collateral (as defined in the Security Agreement) with a value in excess of $250,000, such certificates or instruments should be delivered to the Administrative Agent (together with appropriate instruments of transfer or assignment in blank) no later than the Quarterly Reporting Date immediately following the date such certificates or instruments were received by the applicable Grantor. See Section 3(b) of the Security Agreement.

[Signature Page Follows]

EXHIBIT E-2

IN WITNESS WHEREOF, the undersigned has executed this certificate on the date first written above.

FRACTYL HEALTH, INC.

By
Name:
Title:

EXHIBIT E-3

ANNEX A TO COMPLIANCE CERTIFICATE

FINANCIAL STATEMENTS

[See attached.]

EXHIBIT E-4

ANNEX B TO COMPLIANCE CERTIFICATE

FINANCING MILESTONE

Section 10.02(b) of the Credit Agreement

	Required	Actual	Complies
[Qualified Financing Proceeds received between Closing Date and December 15, 2023][5]	$10,000,000	$	Yes No N/A
[Qualified Financing Proceeds received between Closing Date and February 15, 2024][6]	$40,000,000	$	Yes No N/A
Qualified Financing Proceeds received on or after the Closing Date but prior to June 30, 2024	$100,000,000	$	Yes No N/A

[5]

Prior to Borrower’s receipt of Qualified Financing Proceeds of at least $10,000,000 during the period commencing on the Closing Date and ending on or prior to December 15, 2023, to be included only for quarterly reporting delivered pursuant to Section 8.01(b) of the Credit Agreement.

[6]

Prior to Borrower’s receipt of Qualified Financing Proceeds of at least $40,000,000 during the period commencing on the Closing Date and ending on or prior to February 15, 2024, to be included only for quarterly reporting delivered pursuant to Section 8.01(b) of the Credit Agreement.

EXHIBIT E-5

ANNEX C TO COMPLIANCE CERTIFICATE

DEFAULTS OR EVENTS OF DEFAULT

[IF NEEDED]

EXHIBIT E-6

ANNEX D TO COMPLIANCE CERTIFICATE

UPDATES TO SCHEDULE 1 TO THE SECURITY AGREEMENT

[IF NEEDED]

EXHIBIT E-7

ANNEX E TO COMPLIANCE CERTIFICATE

UPDATES TO SCHEDULE 2 TO THE SECURITY AGREEMENT

[IF NEEDED]

EXHIBIT E-8

ANNEX F TO COMPLIANCE CERTIFICATE

UPDATES TO SCHEDULE 3 TO THE SECURITY AGREEMENT

[IF NEEDED]

EXHIBIT E-9

ANNEX G TO COMPLIANCE CERTIFICATE

GOVERNMENTAL ACCOUNTS

[IF NEEDED]

EXHIBIT E-10

ANNEX H TO COMPLIANCE CERTIFICATE

MATERIAL AGREEMENTS

[IF NEEDED]

EXHIBIT E-11

ANNEX I TO COMPLIANCE CERTIFICATE

COMPLIANCE WITH LAWS AND AGREEMENTS, REGULATORY APPROVALS AND PRIORITY OF OBLIGATIONS

[IF NEEDED]

EXHIBIT E-12